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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  July 20, 2001 (July 20, 2001)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-10410                 62-1411755
(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


      ONE HARRAH'S COURT
      LAS VEGAS, NEVADA                                     89119
(Address of Principal Executive Offices)                  (Zip Code)



                                 (702) 407-6000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 5.     OTHER EVENTS

      On July 20, 2001, Harrah's Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(1) and incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

                  99(1) Text of press release, dated July 20, 2001, of the Registrant.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HARRAH'S ENTERTAINMENT, INC.


Date: July 20, 2001                       By: /s/ Brad L. Kerby
                                             -----------------------------------
                                             Name:   Brad L. Kerby
                                             Title:  Corporate Secretary